SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C. 20549

                           FORM 8-K

                        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      -------------------------------------------------------

               Date of report: July 28, 2004
              -------------------------------
             (Date of earliest event report)


                  CALA CORPORATION
------------------------------------------------------
(Exact name of Registrant as specified in its charter)


                        OKLAHOMA
      ----------------------------------------------
      (State or other jurisdiction of incorporation)


                      73-1251800
               ----------------------
                  (I.R.S. Employer
                 Identification No.)


             1314 Texas Ave Suite 410
              Houston, Texas 77002
                  (713) 302-8689
-----------------------------------------------------------
(ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                    ------------------------

                         Joseph Cala
                  1314 Texas Ave Suite 410
                    Houston, Texas 77002
                       (713) 302-8689
 ---------------------------------------------------------
(NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


               ------------------------








Roger Castro, CPA as been terminated as the auditor for Cala Corporation,

and is no longer affiliated in anyway with Cala Corporation.

Cala Corporation has hereby retained George Brenner, CPA as the auditor for Cala Corporation.

                    George Brenner, CPA
          10680 West Pico Boulevard, Suite 260
               Los Angeles, California  90064
                    (310) 202-6445

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2004              Cala Corporation


                               ---/s/Joseph Cala-------
                               By: Joseph Cala
                               Chairman and Chief Executive Officer